                                                                    Exhibit 99.1

FOR IMMEDIATE RELEASE

Company Contact:                                            Contact:
Gary J. Dailey                                              Gene Marbach
Chief Financial Officer                                     Investor Relations
EVERLAST WORLDWIDE INC.                                     MAKOVSKY + COMPANY
212-239-0990                                                212-508-9600

    EVERLAST WORLDWIDE INC. REPORTS YEAR-END AND FOURTH QUARTER 2005 RESULTS

     YEAR-END AND FOURTH QUARTER 2005 HIGHLIGHTS INCLUDE:

     o        NET  REVENUES  FROM  CONTINUING  OPERATIONS  GROW 29% AND 35% TO A
        RECORD $43.3 MILLION AND $14.1 MILLION, RESPECTIVELY

     o        INCOME FROM CONTINUING  OPERATIONS  ADVANCES 392% AND 349% TO $5.2
        MILLION AND $1.7 MILLION, RESPECTIVELY

     o        EBITDA FROM  CONTINUING  OPERATIONS  INCREASES TO $7.3 MILLION AND
        $2.2 MILLION, RESPECTIVELY

     o        BASIC AND  DILUTED  EARNINGS  PER  COMMON  SHARE  FROM  CONTINUING
        OPERATIONS  FOR THE YEAR ENDED  2005 WERE $0.55 AND $0.47  RESPECTIVELY,
        COMPARED TO A LOSS OF ($0.02) PER BASIC AND DILUTED  COMMON SHARE IN THE
        PRIOR  COMPARABLE  PERIOD.  BASIC AND DILUTED  EARNINGS PER COMMON SHARE
        FROM  CONTINUING  OPERATIONS  FOR THE FOURTH QUARTER 2005 WERE $0.18 AND
        $0.16 RESPECTIVELY,  COMPARED TO A LOSS OF ($0.38) PER BASIC AND DILUTED
        COMMON SHARE IN THE PRIOR COMPARABLE PERIOD

         NEW YORK,  New York,  February 28, 2006 -  Everlast(R)  Worldwide  Inc.
(Nasdaq: EVST),  manufacturer,  marketer and licensor of sporting goods, apparel and footwear  under the  Everlast  brand name,  today  announced  its  financial results for the fourth quarter and year ended December 31, 2005. On December 14,
2005,  Everlast  announced  the  signing  of a  licensing  agreement  whereby it licensed  its United  States  men's  apparel  category  to Jacques  Moret,  Inc.
effective  January 1, 2006.  Accordingly,  Everlast  has reported its results of operations  on a GAAP basis,  which  includes the  application  of SFAS No. 144,
"Accounting for the Disposal of Long-Lived  Assets," which requires  Everlast to report its results of operations of its men's apparel business as a discontinued
component. Investors may refer to the December 14, 2005 press release describing the  licensing  agreement  and the  attached  table for  further  details of the reconciliation  of GAAP operating income from continuing  operations to reported
EBITDA.
                                   -- more --

         For  the  year  ended  December  31,  2005,  net  revenues  from  these continuing  operations  increased  29% to a record $43.3  million as compared to
$33.5 million in 2004.  The net revenue growth was achieved by a 32% increase in net licensing  revenue to $12 million as compared to $9.1 million in 2004, along with an  increase  in sporting  goods net  revenues of $6.8  million to a record
$31.3 million, a 28% increase over 2004. The Company achieved a 392% increase in operating income from continuing operations to $5.2 million, while earnings from continuing operations, and before interest, taxes, depreciation and amortization
("EBITDA"),  adjusted for certain non-recurring and one-time charges aggregating
$469,000,  increased to $7.3 million  compared with $2.4 million reported in the
2004 comparable  period. The increase in operating income and EBITDA was largely a result of increased net revenues and resulting gross margin dollars along with a reduction in our  operating  expense  ratio of 29.5%  (excluding 1% of certain non-recurring  and one-time charges  mentioned above) compared with 41.4% in the
2004  comparable  period.  Net income from  continuing  operations  available to common  stockholders was $1.8 million, or $0.55 per basic common share and $0.47 per diluted common share, as compared to a net loss from  continuing  operations of ($53,000),  or ($0.02) loss per basic and diluted  common share,  in the 2004 comparable  period.  The results  herein do not include the effects  from the $2 million gain on the redemption of our Series A Preferred Stock and prepayment of related  notes  payable  that was  disclosed  on February 8, 2006,  that will be included in our first quarter  fiscal 2006 results of  operations.  Reported net loss available to common  stockholders  under GAAP, which includes our loss from our  discontinued  components in 2005 and 2004, was  ($948,000),  or ($0.28) per
basic common share in 2005, as compared to a ($1.0) million loss, or ($0.33) per basic share loss in 2004.

         For the fourth quarter of fiscal 2005, net revenues advanced 34.8% to a record $14.1 million as compared to net revenues of $10.5  million in 2004.  The increase was derived  from record  sporting  goods sales of $11  million,  which achieved a 31%  increase  over the 2004  period,  along with a 49%  increase  in record net licensing revenues. The Company achieved a 349% increase in operating
income  from  continuing  operations  to  $1.7  million,   while  earnings  from
continuing operations, and before interest, taxes, depreciation and amortization
("EBITDA"),  increased to $2.2 million  compared with ($0.3) million reported in the 2004  comparable  period.  The increase in  operating  income and EBITDA was largely a result of our  increased  net  revenues  and  resulting  gross  margin dollars along with a reduction in our operating  expense ratio of 27.8% compared with 33.3% in the 2004 comparable period.

                                   -- more --

Net income from  continuing  operations  available  to common  stockholders  was
$630,000, or $0.18 per basic common share and $0.16 per diluted common share, as compared to a net loss from continuing  operations of ($1.2 million), or ($0.38)
loss per basic and diluted common share, in the 2004 comparable period. Reported net loss available to common  stockholders  under GAAP,  which includes our loss from our  discontinued  components in 2005 and 2004, was ($433,000),  or ($0.13)
per basic  share,  for the 2005  period as  compared  to a reported  net loss of
($1.2) million, or ($0.37) per basic share, in 2004.

         "Over the past five years,  the  management  of Everlast  Worldwide has taken  the  brand  to new  heights  of  consumer  awareness  through  innovative marketing  and  merchandising  programs.  The  execution of this  brand-building strategy has resulted in a worldwide and world class  licensing  business  model that has resulted in the achievement of record net licensing revenues in 2005 of
$12  million,  a 32%  increase  over 2004  levels.  Coupled  with a growing  and flourishing  sporting goods business that set record net revenues of $31 million in 2005, a 28% increase over the 2004  comparable  period,  this has allowed the
Company to achieve income from continuing  operations and EBITDA of $5.2 million and $7.3  million,  respectively,  along with  basic  earnings  from  continuing operations of $0.55 cents per share," said Seth  Horowitz,  Chairman,  President and Chief Executive of Everlast Worldwide Inc.

         Mr. Horowitz  continued,  "We believe our 2005 EBITDA and earnings from continuing  operations  are truer  benchmarks of our  performance  and should be measured against for future years. The Jacques Moret men's license agreement has not only  allowed us to focus our talents and  efforts on our  professional  and retail boxing equipment and worldwide licensing businesses,  but also enabled us to further identify and eliminate  certain  corporate  overhead costs which will
favorably  impact  our  2006  earnings  and  EBITDA.  Furthermore,   our  recent
announcement  concerning the closing of our four-year $25 million Term Facility, with our senior lender Wells Fargo  Century,  and  subsequent  redemption of the
Series A Preferred  Stock and prepayment of Notes  Payable,  achieves one of the
Company's  financial   objectives  by  simplifying  our  prior  complex  capital
structure and  providing an immediate  benefit to existing  common  shareholders with a gain on the  extinguishment  of the  Series A  Preferred  Stock and notes payable in the aggregate of $2.0 million, or $0.53 per diluted share."

                                   -- more --

         Mr. Horowitz concluded, "One of our objectives in 2006 is to expand our licensing  business  into untapped  geographic  locations,  including  India and
China. We also plan to grow our existing  licensing  programs across Europe with licensees in  manufacturing,  marketing and  distributing in our core competency categories of apparel,  sporting goods,  boxing equipment and footwear.  We will also work  closely  with our  current  licensees  to help  further  enhance  the merchandising  and sales  execution of their existing  Everlast  businesses.  In
addition,   we  are  continuously  looking  at  ways  to  reduce  costs  in  our manufacturing,  importing and  distribution of our sporting goods  business.  We believe our recent mesh-packaging launch,  unveiled at the Super-Show in Orlando last month, is a perfect example of a cost containment initiative that increases customer value while  decreasing our cost of goods.  Moreover,  new and expanded sales  distribution  into Target,  Home Depot and Sharper Image will benefit the sporting  goods net revenues in 2006.  For the year ended 2006, we expect EBITDA and  earnings per share to grow by  double-digit  increases  over 2005  reported amounts from continuing operations."

ABOUT EVERLAST WORLDWIDE INC.

         Everlast  Worldwide Inc.  manufactures,  markets and licenses  sporting goods and apparel products under the Everlast brand name.  Since 1910,  Everlast has been the  preeminent  brand in the  world of  boxing  and is among  the most dominant brands in the overall sporting goods and apparel  industries.  Over the past 96 years,  Everlast  products  have become the  "Choice of  Champions(TM)", having been used for  training  and  professional  fights by many of the biggest names in the sport.  Everlast is the market  leader in nearly all of its product categories,  responsible  for  leading  eight  of the top ten  boxing  equipment products in sales.  In addition to producing  and  marketing  the  equipment and accessories,  Everlast  Worldwide Inc.  licenses its brand to providers of men's and women's  sportswear and active wear,  children's  wear,  footwear,  watches, cardiovascular exercise equipment, nutritional foods and gym/duffel bags to name just a few  categories.  At  the  retail  level,  Everlast's  licensed  products generate more than $700 million in revenues. The company's Web site can be found at HTTP://WWW.EVERLAST.COM.

         Statements  made in this Press  Release  that are  estimates of past or future performance are based on a number of factors,  some of which are outside of the Company's control. Statements made in this Press Release that state the  intentions,  beliefs,  expectations  or  predictions of
         Everlast  Worldwide,  Inc.  and  its  management  for  the  future  are forward-looking statements. It is important to note that actual results could differ  materially from those  projected in such  forward-looking statements.  Information  concerning  factors  that could cause  actual results to differ materially from those in  forward-looking  statements is contained  from time to time in filings of Everlast  Worldwide  with the U.S.  Securities and Exchange  Commission.  Copies of these filings may be obtained by contacting Everlast Worldwide or the SEC

                                      # # #

                                 (Tables Follow)

                                               EVERLAST WORLDWIDE INC. & SUBSIDIARIES

                                                CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                   Three Months Ended                          Year Ended
                                                                       December 31,                            December 31,
                                                            ---------------------------------    -----------------------------------

                                                                  2005               2004               2005              2004
                                                                  ----               ----               ----              ----
                                                               (Unaudited)        (Unaudited)         (Audited)         (Audited)

Net sales                                                      $10,982,000         $8,370,000        $31,271,000        $24,438,000
Net license revenues                                             3,136,000          2,107,000         11,982,000          9,059,000
                                                            --------------     --------------    ---------------     ---------------
Net revenues                                                    14,118,000         10,477,000         43,253,000         33,497,000
                                                            --------------     --------------    ---------------     ---------------
Cost of goods sold                                               8,463,000          7,683,000         24,807,000         18,553,000
                                                            --------------     --------------    ---------------     ---------------

Gross profit                                                     5,655,000          2,794,000         18,446,000         14,944,000

Operating expenses:
    Selling and shipping                                         1,735,000          1,506,000          5,178,000         6,262,0008

    General and administrative                                   1,950,000          1,755,000          6,660,000          6,706,000
    Restructuring and non-recurring charges                         14,000                 --            287,000                 --
    Costs in connection with warrant issuance                           --                 --            182,000                 --
    Amortization                                                   228,000            228,000            913,000            913,000
                                                            --------------     --------------    ---------------     ---------------
                                                                 3,927,000          3,498,000         13,220,000         13,881,000
                                                            --------------     --------------    ---------------     ---------------

Income (loss) from continuing operations                         1,728,000           (695,000)         5,226,000          1,063,000
                                                            --------------     --------------    ---------------     ---------------

Other income (expense):
  Interest expense and financing costs                            (604,000)          (331,000)        (2,238,000)        (1,087,000)
  Proceeds from life insurance benefit, net                        653,000                 --            653,000                 --
  Loss on litigation                                              (692,000)                             (692,000)
  Investment income                                                  4,000              4,000             22,000             17,000
                                                            --------------     --------------    ---------------     ---------------
                                                                  (639,000)          (327,000)        (2,255,000)        (1,070,000)
                                                            --------------     --------------    ---------------     ---------------

Income (loss) before provision for income
taxes from continuing operations                                 1,089,000         (1,022,000)         2,971,000             (7,000)

Provision (benefit) for income taxes                               459,000            164,000          1,145,000             46,000
                                                            --------------     --------------    ---------------     ---------------
Net income (loss) from continuing operations                      $630,000        ($1,186,000)        $1,826,000           ($53,000)
                                                            ==============     ==============    ===============     ===============
Income (loss) from discontinued components, net
of tax                                                          (1,063,000)            32,000         (2,774,000)          (973,000)
                                                            --------------     --------------    ---------------     ---------------

Net loss available to common stockholders                        ($433,000)       ($1,154,000)         ($948,000)       ($1,026,000)
                                                            ==============     ==============    ===============     ===============

Basic earnings (loss) per share from continuing                      $0.18             ($0.38)             $0.55             ($0.02)
operations
                                                            ==============     ==============    ===============     ===============
Diluted earnings (loss) per share from                               $0.16             ($0.38)             $0.47             ($0.02)
 continuing operations
                                                            ==============     ==============    ===============     ===============
Basic income (loss) per share from discontinued                     ($0.31)             $0.01             ($0.83)            ($0.31)
component
                                                            ==============     ==============    ===============     ===============
Diluted income (loss) per share from                                ($0.27)             $0.01             ($0.71)            ($0.31)
discontinued component

                                                            ==============     ==============    ===============     ===============
Net basic earnings (loss) per share                                 ($0.13)            ($0.37)            ($0.28)            ($0.33)
                                                            ==============     ==============    ===============     ===============
Net diluted earnings (loss) per share                               ($0.11)            ($0.37)            ($0.24)            ($0.33)
                                                            ==============     ==============    ===============     ===============
 EBITDA (Operating earnings excluding certain                   $2,184,000          ($325,000)        $7,310,000          $2,387,000
non-cash and non-recurring costs)
                                                            ==============     ==============    ===============     ===============

                                             EVERLAST WORLDWIDE INC. & SUBSIDIARIES

                                                   CONSOLIDATED BALANCE SHEETS

                                                                           DECEMBER 31,                   DECEMBER 31,
                                                                               2005                           2004
                                                                    ---------------------------    ----------------------------

         ASSETS

         Current assets:
           Cash and cash equivalents                                                   $58,000                     $   649,000
           Accounts and licensing receivables - net                                 11,117,000                       9,781,000
           Inventories                                                               6,997,000                      11,762,000
           Inventories of discontinued component                                       940,000                       1,020,000
           Prepaid expenses and other current assets                                 2,761,000                         921,000
                                                                    ---------------------------    ----------------------------
                Total current assets                                                21,873,000                      24,133,000

          Property and equipment, net                                                6,213,000                       6,182,000
          Goodwill                                                                   6,718,000                       6,718,000
          Trademarks, net                                                           22,664,000                      23,576,000
          Restricted cash                                                            1,059,000                       1,028,000
          Other assets                                                               2,914,000                       3,119,000
                                                                    ---------------------------    ----------------------------
                                                                                  $ 61,441,000                   $  64,756,000
                                                                    ===========================    ============================

         LIABILITIES, REDEEMABLE PARTICIPATING PREFERRED STOCK AND STOCKHOLDERS' EQUITY

         Current liabilities:
           Current maturities of Series A redeemable                              $          -                $      3,000,000
           participating preferred stock
           Due to factor                                                            13,028,000                      11,316,000
           Accounts payable                                                          3,159,000                       6,530,000
           Current maturities of long term debt                                      2,141,000                         249,000
           Accrued expenses and other liabilities                                    3,252,000                       1,062,000
                                                                    ---------------------------    ----------------------------
                Total current liabilities                                           21,580,000                      22,157,000

           License deposits payable                                                    465,000                         440,000
           Series A redeemable participating preferred stock                                 -                      22,000,000
           Notes payable                                                                     -                       4,000,000
           Other liabilities                                                                 -                         190,000
           Long term debt, net of current maturities                                26,531,000                       2,643,000
                                                                    ---------------------------    ----------------------------
         Total liabilities                                                          48,576,000                      51,430,000
                                                                    ---------------------------    ----------------------------

         Stockholders' equity:
         Common stock, par value $.002; 19,000,000 shares
            authorized, 3,378,743 and  3,070,359 outstanding                             8,000                           7,000
         Class A common stock, par value $.01; 100,000 shares
            authorized; 100,000 shares issued and outstanding                            1,000                           1,000
         Paid-in capital                                                            12,307,000                      11,821,000
         Retained earnings                                                           1,276,000                       2,224,000
                                                                    ---------------------------    ----------------------------
                                                                                    13,592,000                      14,053,000

           Less treasury stock                                                       (727,000)                       (727,000)
                                                                    ---------------------------    ----------------------------
                Total stockholders' equity                                          12,865,000                      13,326,000
                                                                    ---------------------------    ----------------------------
                                                                                  $ 61,441,000                   $  64,756,000
                                                                    ===========================    ============================

                                               EVERLAST WORLDWIDE INC. & SUBSIDIARIES

                               RECONCILIATION OF INCOME FROM CONTINUING OPERATIONS TO EBITDA EXCLUDING
                                             CERTAIN CHARGES FROM CONTINUING OPERATIONS

                                                                  Three Months Ended                          Year Ended
                                                                     December 31,                            December 31,
                                                         ----------------------------------  ---------------------------------------

                                                               2005               2004                 2005                2004
                                                               ----               ----                 ----                ----
                                                              Unaudited)         (Unaudited)          (Audited)            (Audited)

Income (loss) from continuing operations as reported          1,728,000            (695,000)           5,226,000           1,063,000
GAAP basis
                                                         --------------  ------------------  -------------------  ------------------

Adjustments:
Depreciation and amortization included in operating             442,000             370,000            1,615,000           1,324,000
income
Restructuring and non-recurring costs                            14,000                   -              287,000                   -
Costs in connection with warrant issuance                             -                   -              182,000                   -
                                                         --------------  ------------------  -------------------  ------------------

Adjusted EBITDA (Earnings excluding certain costs
before interest, taxes, depreciation and amortization)       $2,184,000          ($325,000)           $7,310,000          $2,387,000
                                                         ==============  ==================  ===================  ==================

Note: To supplement its financial  statements  presented on a GAAP basis,  the Company uses non-GAAP  additional  measures of EBITDA adjusted to exclude certain nonrecurring  restructuring costs and non-cash costs in connection with a warrant issuance.  The Company believes  that the use of these  additional  measures  is  appropriate  to enhance an overall  understanding  of its past  financial performance.  These  adjustments to the Company's  GAAP results are made with the intent of providing both  management and investors with a more  complete  understanding  of the  underlying  operational  results  and  trends  and its  marketplace  performance.  The presentation  of this  additional  information  is not meant to be  considered  in isolation or as a substitute  for net earnings or earnings per share prepared in accordance with generally accepted accounting principles in the United States.